SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) February 14, 1997


                         The AppleTree Companies, Inc.
                         -----------------------------
           (Exact name of registrant as specified in its charter)



         Delaware                0-23020            65-0205933
         ---------------       ------------         ----------
(State or other jurisdiction   (Commission          (I.R.S. Employer
   of incorporation)           File Number)         Identification No.)


  5732 Curlew Drive           Norfolk, Virginia       23502
  --------------------        -----------------       -------
  (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (757) 466-9200




Item 2.      Acquisition and Disposition of Assets

      As part of its ongoing efforts to reduce operating expenses and achieve profitability, effective at the close of business on February 14, 1997, the Registrant ceased its manufacturing operations in Salt Lake City, Utah and eliminated routes emanating from that location. The Registrant is seeking a buyer for this manufacturing facility.

      Also, effective at the close of business on that date, Paul Mitchell, the Registrant's vice president of sales resigned, and, through MICCIO Enterprises, Inc., an entity he created, took over the Registrant's Phoenix, Arizona manufacturing and distribution operations. The Registrant acquired those operations, together with the Sandwich Maker name, in October 1995 from entities owned by Mr. Mitchell. This transaction is the subject of a letter of intent dated February 14, 1997 and the terms of this transaction have not been finalized and are subject to the Board of Directors and a lender's approval. The Registrant will continue production under the Sandwich Maker name and will enter into a license agreement with MICCIO Enterprises, Inc. relating to the Sandwich Maker name.

      Pro forma results of operations for the year ended September 1, 1996 and the three-month period ended December 1, 1996 reflect the results of operations without those operations as though the transaction occurred on September 4, 1995. The net book value of assets held for sale is approximately $669,000; and net assets being sold to MICCIO Enterprises, Inc. are approximately $59,000 (net of estimated liabilities of $155,000).

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE APPLETREE COMPANIES, INC.



                                    By:   /s/ John W. Donlevy
                                          --------------------------
                                          John W. Donlevy
                                          CEO and President

Dated:      March 3, 1997

THE APPLETREE COMPANIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 1, 1996
(Unaudited)

                                         Salt Lake City
                                          and Phoenix
                          AppleTree        Operations        Pro Forma
                         -----------    ---------------    -------------
Sales                    $28,666,000       $13,381,000      $15,285,000

Cost of sales             19,082,000         8,656,000       10,426,000
                         -----------       -----------      -----------
Gross profit               9,584,000         4,725,000        4,859,000
                         -----------       -----------      -----------

Operating expenses:
 Selling, general and
  administrative          18,120,000         7,023,000       11,097,000
 Impairment of intangible
  and other assets         1,738,000         1,290,000          448,000
 Professional fees           742,000              -             742,000
                         -----------       -----------      -----------
  Total operating
   expenses               20,600,000         8,313,000       12,287,000
                         -----------       -----------      -----------
Loss from operations     (11,016,000)       (3,588,000)      (7,428,000)
                         -----------       -----------      -----------
Other expense:
 Interest expense            843,000              -             843,000
 Other                        (7,000)            2,000           (9,000)
                         -----------       -----------      -----------
  Total other expense        836,000             2,000          834,000
                         -----------       -----------      -----------

Net loss                $(11,852,000)      $(3,590,000)     $(8,262,000)
                        ============       ===========      ===========

Net loss attributable
 to common stockholders $(12,030,000)      $(3,590,000)     $(8,440,000)
                        ============       ===========      ===========

Weighted average number
 of common shares
 outstanding              54,193,000           433,000       54,626,000
                        ============       ===========       ==========

Net loss per common
 share                         $(.22)                             $(.15)
                               =====                              =====


See accompanying notes to pro forma consolidated statement of operations.

THE APPLETREE COMPANIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED DECEMBER 1, 1996
(Unaudited)

                                         Salt Lake City
                                          and Phoenix
                          AppleTree        Operations        Pro Forma
                         -----------    ---------------    -------------
Sales                    $ 5,338,000       $ 2,552,000      $ 2,786,000

Cost of sales              3,407,000         1,675,000        1,732,000
                         -----------       -----------      -----------
Gross profit               1,931,000           877,000        1,054,000
                         -----------       -----------      -----------

Operating expenses:
 Selling, general and
  administrative           3,411,000         1,572,000        1,839,000
 Professional fees            75,000             1,000           74,000
                         -----------       -----------      -----------
  Total operating
   expenses                3,486,000         1,573,000        1,913,000
                         -----------       -----------      -----------
Loss from operations     ( 1,555,000)       (  696,000)      (  859,000)
                         -----------       -----------      -----------
Other expense:
 Interest expense            160,000            (5,000)         165,000
 Other                         2,000            (4,000)           6,000
                         -----------       -----------      -----------
  Total other expense        162,000            (9,000)         171,000
                         -----------       -----------      -----------

Net loss                $( 1,717,000)      $(  687,000)     $(1,030,000)
                        ============       ===========      ===========

Net loss attributable
 to common stockholders $( 1,798,000)      $(  687,000)     $(1,111,000)
                        ============       ===========      ===========

Weighted average number
 of common shares
 outstanding             118,151,000           169,000      118,320,000
                        ============       ===========       ==========

Net loss per common
 share                         $(.02)                             $(.01)
                               =====                              =====


See accompanying notes to pro forma consolidated statement of operations.



                          THE APPLETREE COMPANIES, INC.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               SEPTEMBER 1, 1996
                                   (Unaudited)


1.     Basis of Presentation

The pro forma consolidated statement of operations presents The AppleTree Companies, Inc.'s (the "Registrant") results of operations for the year ended September 1, 1996 and the three-month period ended December 1, 1996 as though the event, described in Note 2, had occurred on September 4, 1995 or the date of acquisition for Sandwich Makers of Arizona, Inc. and Sandwich Makers of California, Inc. The pro forma statement includes the results of operations of the Registrant for the year ended September 1, 1996 and the results of operations of its Salt Lake City, Utah and Phoenix, Arizona operations facilities and related routes for the year ended September 1, 1996 and the three-month period ended December 1, 1996. The impact of these events on the Registrant's financial position was not material.

The pro forma data are presented for informational purposes only and are not necessarily indicative of the operating results that would have occurred had the transaction been consummated at the dates indicated, nor are they necessarily indicative of future operating results.


2.     Description of Events

On February 14, 1997, the Registrant, as part of its ongoing efforts to reduce operating expenses and achieve profitability, ceased its manufacturing operations in Salt Lake City, Utah and eliminated routes emanating from that location. Also, effective at the close of business on that date, Paul Mitchell, the Registrant's vice president of sales resigned, and, through MICCIO Enterprises, Inc., an entity he created, took over the Registrant's Phoenix, Arizona manufacturing and distribution operations. Details of the transaction have not been finalized, but are not expected to have a material impact on the Registrant's financial position.





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